BlackRock Funds II

BlackRock Multi-Asset Income Portfolio

BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement dated June 30, 2014 to the Prospectus and Statement of Additional Information (“SAI”) of each Fund

Effective July 1, 2014, the sub-advisory agreements between BlackRock Advisors, LLC (“BlackRock”) and BlackRock Financial Management, Inc. (“BFM”) with respect to the Funds, and the sub-advisory agreements between BlackRock and BlackRock Investment Management, LLC (“BIM”) with respect to the Funds, expired. BlackRock will remain as the investment adviser to each Fund and will provide investment advisory services to each Fund pursuant to the applicable investment advisory agreement currently in effect with BlackRock. To the extent a Fund has other sub-advisory arrangements in place, they will not be impacted by this change. The same portfolio management teams will continue to manage the Funds and there will be no change in the advisory fee rates payable by the Funds to BlackRock as a result of the expiration of the sub-advisory agreements.

References in each Fund’s prospectus and SAI to BFM and BIM currently serving as sub-advisers to the Fund are hereby deleted. For information about the investment advisory arrangements for the Fund and BlackRock, see “Management of the Fund(s) — BlackRock” in the Fund’s prospectus.

Shareholders should retain this Supplement for future reference.

PRSAI-BFMBIM-0614SUP